Summary
Prospectus

March 1, 2011

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2011 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Established Value Fund

Class  A  ......  VETAX

Class  I  ......  VEVIX

Class  R  ......  GETGX

VictoryFunds.com
800-539-FUND

(800-539-3863)

Established Value Fund Summary

Investment Objective

The investment objective of the Fund is long-term capital growth by investing primarily in common stocks.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 47 of the Fund's Prospectus and on page 47 of the Fund's Statement of Additional Information.

Shareholder Fees (paid directly from your investment)	Class A	Class I	Class R
Maximum Sales Charge Imposed on Purchases (load) (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.52%	0.52%	0.52%
Distribution (12b-1) Fees	0.00%	0.00%	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.58%	0.55%	0.23%
Total Annual Fund Operating Expenses	1.10%	1.07%	1.25%
Fee Waiver/Expense Reimbursement	0.00%	(0.12)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.10%	0.95%[1]	1.25%

1The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses so that the total annual operating expenses (excluding certain items) of Class I shares do not exceed 0.95% until at least February 28, 2012.

Established Value Fund Summary (continued)

Fees and Expenses of the Fund (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$681	$905	$1,146	$1,838
Class I	$97	$328	$578	$1,295
Class R	$127	$397	$686	$1,511

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Established Value Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap® Value Index. The Fund may invest a portion of its assets in American Depository Receipts. The Adviser seeks to invest in the stock of companies that are expected to benefit from either macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals.

As of December 31, 2010, the Russell MidCap® Value Index included companies with capitalizations between $251 million and $38 billion. The size of companies in the index changes with market conditions and the composition of the index.

For purposes of the Fund's investment strategies, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  Value stocks fall out of favor relative to growth stocks.

■  MidCap stocks fall out of favor relative to stocks of larger or smaller companies.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Established Value Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class R, Class A and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class R Shares

Highest/lowest quarterly results during this time period were:

Highest  20.87% (quarter ended September 30, 2009)

Lowest  -18.88% (quarter ended December 31, 2008)

Established Value Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2010)	1 Year	5 Years (or Life of Fund)	10 Years
CLASS R
Before Taxes	21.18%	7.26%	7.65%
After Taxes on Distributions	19.07%	5.86%	5.97%
After Taxes on Distributions and Sale of Fund Shares	14.52%	5.97%	6.11%
CLASS A
Before Taxes	14.44%	6.14%	7.21%
CLASS I
Before Taxes	N/A	18.76%[1]	N/A
INDEX
Russell MidCap® Value Index Index returns reflect no deduction for fees, expenses, or taxes.	24.75%	4.08%	8.07%

1Performance is from March 17, 2010, inception date of Class I shares.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Gary H. Miller is a Managing Director of the Adviser and has been a portfolio manager of the Fund since July 1998.

Jeff Graff is a Managing Director of the Adviser and has been a portfolio manager of the Fund since March 2007.

Gregory Conners is a Director of the Adviser and has been a portfolio manager of the Fund since March 2002.

Established Value Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the other intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-ESTVL-SUMPRO (3/11)